Exhibit 10.1

ONCOLOGIC, INC.

2000 LONG-TERM INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT AND PURPOSE

1.1 Establishment. Oncologic, Inc., a California corporation, hereby establishes the Oncologic, Inc. 2000 Long-Term Incentive Plan, as set forth in this document.

1.2 Purpose. The purposes of the Plan are to attract able persons to enter the employ of the Company, to encourage Employees to remain in the employ of the Company and to provide motivation to Employees to put forth maximum efforts toward the continued growth, profitability and success of the Company, by providing incentives to such persons through the ownership and performance of the Common Stock of Oncologic. A further purpose of the Plan is to provide a means through which the Company may attract able persons to become directors, consultants and independent contractors of the Company and to provide such individuals with incentive and reward opportunities. Toward these objectives, Awards may be granted under the Plan to Employees, Outside Directors and Consultants on the terms and subject to the conditions set forth in the Plan.

1.3 Effectiveness. The Plan shall become effective as of December 9, 2000, the date of its adoption by the Board, provided it is duly approved by the holders of at least a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of the stockholders of Oncologic duly held in accordance with applicable law within twelve months after the date of adoption of the Plan by the Board. If the Plan is not so approved, the Plan shall terminate and any Award granted hereunder shall be null and void.

ARTICLE 2. DEFINITIONS

2.1 Affiliate. “Affiliate” means a “parent corporation” or a “subsidiary corporation” of Oncologic, as those terms are defined in Section 424(e) and (f) of the Code.

2.2 Award. “Award” means any Option, SAR, Restricted Stock, Dividend Equivalent or Other Incentive Award granted under the Plan, whether singly, in combination or in tandem, to a Participant.

2.3 Award Agreement. “Award Agreement” means a written agreement between Oncologic and a Participant that sets forth the terms, conditions, restrictions and/or limitations applicable to an Award.

2.4 Board. “Board” means the Board of Directors of Oncologic.

2.5 Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

2.6 Committee. “Committee” means the Compensation Committee of the Board, or such other Committee of the Board as may be designated by the Board to administer the Plan; provided, however, that from and after such time as Oncologic registers a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of two or members of the Board, all of whom are both a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of the definition of such term as contained in Treasury Regulation Section 1.162-27(e)(3) interpreting Section 162(m) of the Code, or any successor definitions adopted. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

2.7 Common Stock. “Common Stock” means the Common Stock, par value $0.01 per share, of Oncologic or any stock or other securities of Oncologic hereafter issued or issuable in substitution or exchange for the Common Stock.

2.8 Company. “Company” means Oncologic and its Affiliates.

2.9 Consultant. “Consultant” means any individual who performs services for and is treated by Oncologic or an Affiliate as an independent contractor for employment tax purposes, but does not include an Outside Director.

2.10 Dividend Equivalents. “Dividend Equivalents” means an Award granted to a Participant pursuant to Article 10.

2.11 Effective Date. “Effective Date” means the date an Award is determined to be effective by the Board upon the grant of such Award.

2.12 Employee. “Employee” means any person treated as an employee by Oncologic or an Affiliate. “Employee” shall not include a Consultant or an Outside Director.

2.13 Exchange Act. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.14 Fair Market Value. “Fair Market Value” means the closing sale price per share on the date in question, or if no reported sale on such date, on the last preceding date on which any reported sale occurred of the Common Stock on the Nasdaq National Market or any national stock exchange or, if the Common Stock is not traded publicly, the fair market value per share as determined in good faith by the Board.

2.15 Incentive Stock Option. “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422(b) of the Code.

2.16 Nonqualified Stock Option. “Nonqualified Stock Option” means an Option that is not intended to meet the requirements of Section 422(b) of the Code.

2.17 Oncologic. “Oncologic” means Oncologic, Inc., a California corporation, and any successor thereto.

2.18 Option. “Option” means an option to purchase shares of Common Stock granted to a Participant pursuant to Article 7, and includes both Incentive Stock Options and Nonqualified Stock Options.

2.19 Other Incentive Award. “Other Incentive Award” means an Award granted to a Participant pursuant to Article 11.

2.20 Outside Director. “Outside Director” means an individual duly elected or chosen as a director or advisory director of Oncologic who is not also an Employee.

2.21 Participant. “Participant” means any Employee, Outside Director or Consultant to whom an Award has been granted under the Plan.

2.22 Plan. “Plan” means this Oncologic, Inc. 2000 Long-Term Incentive Plan.

2.23 Restricted Stock. “Restricted Stock” means an Award of shares of Common Stock granted to a Participant pursuant to, and with such restrictions as are imposed under, Article 9. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes.

2.24 SARs. “SARs” means an Award of stock appreciation rights granted to a Participant pursuant to Article 8.

2.25 1933 Act. “1933 Act” means the Securities Act of 1933, as amended.

ARTICLE 3. PLAN ADMINISTRATION

3.1 Plan Administrator. The Plan shall be administered by the Board. The Board may delegate responsibility for administration of the Plan to a Committee appointed by and serving at the pleasure of the Board, under such terms and conditions as the Board shall determine. If the Board shall delegate responsibility for administration of the Plan to a Committee pursuant to this Section, any reference to the Board in the Plan (other than such references in Article 13) shall be construed as a reference to the Committee.

3.2 Authority of Administrator. The Board shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms. The Board shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Board shall have the exclusive right to: (i) interpret the Plan and the Award Agreements executed hereunder; (ii) determine eligibility for participation in the Plan; (iii) decide all questions concerning eligibility for, and the amount of, Awards payable under the Plan; (iv) construe any ambiguous provision of the Plan or any Award Agreement; (v) prescribe the form of the Award Agreements embodying Awards granted under the Plan; (vi) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement; (vii) issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper; (viii) make regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper; (ix) determine whether Awards should be granted singly, in combination or in tandem; (x) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions and limitations; (xi) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company; (xii) grant Awards in replacement of Awards previously granted under the Plan or any other employee benefit plan of the Company; and (xiii) take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

3.3 Discretionary Authority. The Board shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. The decisions of the Board and its actions with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan, including Participants and their respective estates, beneficiaries and legal representatives.

3.4 Liability; Indemnification. No member of the Board nor any person to whom authority has been delegated, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Board (or delegatee of the Board) shall be fully indemnified and protected by Oncologic with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law.

3.5 Public Company. From and after such time as Oncologic registers a class of equity securities under Section 12 of the Exchange Act, it is intended that this Plan be administered in accordance with the disinterested administration requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission, or any successor rule thereto. With respect to persons subject to Section 16 of the Exchange Act, if any, transactions under the Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. Notwithstanding the above, it shall be the responsibility of such persons, not the Company, the Board, or the Committee, to comply with the requirements of Section 16 of the Exchange Act.

ARTICLE 4. ELIGIBILITY

All Employees, Outside Directors and Consultants are eligible to participate in the Plan. The Board shall recommend, from time to time, Participants from those Employees and Consultants, who, in the opinion of the Board, can further the Plan purposes. Once a Participant is recommended for an Award by the Board, the Board shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and/or limitations applicable to the Award, in addition to those set forth in the Plan and the administrative rules and regulations, if any, established by the Board.

ARTICLE 5. FORM OF AWARDS

Awards may, at the Board’s sole discretion, be granted under the Plan in the form of Options pursuant to Article 7, SARs pursuant to Article 8, Restricted Stock pursuant to Article 9, Dividend Equivalents pursuant to Article 10, Other Incentive Awards pursuant to Article 11 or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Board may, in its sole judgment, subject any Award to such other terms, conditions, restrictions and/or limitations (including, but not limited to, the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of the Plan. Awards under a particular Article of the Plan need not be uniform, and Awards under two or more Articles of the Plan may be combined into a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.

ARTICLE 6. SHARES SUBJECT TO THE PLAN

6.1 Available Shares. The maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan shall not exceed a total of 2,446,200, subject to adjustment as provided in Sections 6.2 and 6.3. Shares of Common Stock issued pursuant to the Plan may be shares of original issuance or treasury shares or a combination of the foregoing, as the Board, in its discretion, shall from time to time determine.

6.2 Adjustments for Recapitalizations and Reorganizations.

(a) The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration or satisfaction of an Award theretofore granted, Oncologic shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by Oncologic, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the exercise price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the exercise price per share shall be proportionately increased.

(b) If Oncologic recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Participant shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock or other securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.

(c) In the event of changes in the outstanding Common Stock by reason of a Corporate Transaction (as hereinafter defined), recapitalization, reorganization, merger, consolidation, combination, separation (including a spin-off or other distribution of stock or property), exchange, or other relevant change in capitalization occurring after the date of grant of any Award and not otherwise provided for by this Section 6.2, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to adjustment by the Board at its discretion as to the number, price and kind of shares or other consideration subject to, and other terms of, such Awards to reflect such changes in the outstanding Common Stock.

(d) In the event of any changes in the outstanding Common Stock provided for in this Section 6.2, the aggregate number of shares available for grant of Awards under the Plan may be equitably adjusted by the Board, whose determination shall be conclusive. Any adjustment provided for in this Section 6.2 shall be subject to any required stockholder action.

6.3 Adjustments for Awards. The Board shall have full discretion to determine the manner in which shares of Common Stock available for grant of Awards under the Plan are counted. Without limiting the discretion of the Board under this Section 6.3, unless otherwise determined by the Board, the following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Awards under the Plan:

(a) Options and Restricted Stock. The grant of Options and Restricted Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such Award.

(b) SARs. The grant of SARs shall not affect the number of shares available for grant of Awards under the Plan.

(c) Dividend Equivalents. The grant of Dividend Equivalents shall not affect the number of shares available for grant of Awards under the Plan, but such number of shares shall be reduced by any shares issued in payment or settlement of Dividend Equivalents.

(d) Other Incentive Awards. The grant of an Other Incentive Award in the form of Common Stock or that may be paid or settled only in Common Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such Award. The grant of an Other Incentive Award that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under the Plan. The grant of an Other Incentive Award that may be paid or settled in either Common Stock or cash shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such Award.

(e) Termination. If any Award referred to in paragraphs (a) and (d) above (other than an Other Incentive Award that may be paid or settled only for cash) is canceled or forfeited, or terminates, expires or lapses, for any reason (other than the termination of a Related Option (as defined in Section 8.1) upon exercise of its corresponding SARs), the shares then subject to such Award shall again be available for grant of Awards under the Plan.

(f) Payment of Exercise Price and Withholding Taxes. If previously acquired shares of Common Stock are used to pay the exercise price of an Award, or shares of Common Stock that would be acquired upon exercise of an Award are withheld to pay the exercise price of such Award, the number of shares available for grant of Awards under the Plan other than Incentive Stock Options shall be increased by the number of shares delivered or withheld as payment of such exercise price. If previously acquired shares of Common Stock are used to pay withholding taxes payable upon exercise, vesting or payment of an Award, or shares of Common Stock that would be acquired upon exercise, vesting or payment of an Award are withheld to pay withholding taxes payable upon exercise, vesting or payment of such Award, the number of shares available for grant of Awards under the Plan other than Incentive Stock Options shall be increased by the number of shares delivered or withheld as payment of such withholding taxes.

ARTICLE 7. OPTIONS

7.1 General. Awards may be granted to Employees, Outside Directors and Consultants in the form of Options. For Employees, Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. For Outside Directors and Consultants, Options granted under the Plan may only be in the form of Nonqualified Stock Options.

7.2 Terms and Conditions of Options. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Board. The price at which a share of Common Stock may be purchased upon exercise of a Nonqualified Stock Option shall be determined by the Board, but such exercise price shall not be less than 85% (except that in the case of any person who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Oncologic or an Affiliate, not less than 110%) of the Fair Market Value per share of Common Stock on the Effective Date of the Option’s grant. Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Board; provided, however, that no Option shall be exercisable later than 10 years from the Effective Date of the Option’s grant. In no event shall the Board impose a vesting schedule upon any Option granted to an Employee (or any shares of Restricted Stock received upon exercise of such Option) that is more restrictive than 20% per year with the initial vesting date to occur no later than the first anniversary of the Option’s grant date; however, such limitation shall not be applicable to any Option grants made to individuals who are Outside Directors, Consultants or officers of the Company.

7.3 Restrictions Relating to Incentive Stock Options. Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with Section 422(b) of the Code. Accordingly, no Incentive Stock Options shall be granted later than 10 years from the date of adoption of the Plan by the Board. In addition, no Incentive Stock Option shall be exercisable after the expiration of ten years from the effective date of the Stock Option’s grant. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of Oncologic and its Affiliates exceeds $100,000, such excess Incentive Stock Options shall be treated as options which do not constitute Incentive Stock Options. The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option shall be determined by the Board, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Effective Date of the Option’s grant. No Incentive Stock Option shall be granted to an Employee under the Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of Oncologic or an Affiliate, within the meaning of Section 422(b)(6) of the Code, unless (i) on the Effective Date of grant of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the Effective Date of the Option’s grant.

7.4 Additional Terms and Conditions. The Board may subject any Award of an Option to such other terms, conditions, restrictions and/or limitations as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.

7.5 Exercise of Options. Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery of a written notice of exercise to Oncologic, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.

Upon exercise of an Option, the exercise price of the Option shall be payable to Oncologic in full either: (a) in cash or an equivalent acceptable to the Board or (b) in the discretion of the Board and in accordance with any applicable administrative guidelines established by the Board, by (i) tendering previously acquired nonforfeitable, unrestricted shares of Common Stock that have been held by the Participant for at least six months and that have an aggregate Fair Market Value at the time of exercise equal to the total exercise price or (c) a combination of the forms of payment specified in clauses (a) or (b)(i) above.

In addition, the Board, in its sole and absolute discretion, may approve the extension of a loan to an optionee who is an Employee to assist the optionee in paying the exercise price of an Option; provided, however, that no such loan shall be for an amount greater than the excess of (i) the exercise price of the shares of Common Stock issuable upon exercise of the Option over (ii) the par value of such shares of Common Stock. Any such loan will be made on such terms and conditions as the Board shall deem to be appropriate and in accordance with applicable law.

From and after such time as Oncologic registers the Common Stock under Section 12 of the Exchange Act, payment of the exercise price of an Option may also be made, in the discretion of the Board, by delivery to Oncologic or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares with respect to which the Option is exercised and deliver the sale or margin loan proceeds directly to Oncologic to pay for the exercise price and any required withholding taxes.

In addition, any grant of a Nonqualified Stock Option under the Plan may provide that payment of the exercise price of the Nonqualified Stock Option may also be made in whole or in part in the form of shares of Restricted Stock or other shares of Common Stock that are subject to risk of forfeiture or restrictions on transfer, provided that such shares have been held by the Participant for at least six months. Unless otherwise determined by the Board at the time of grant of such Nonqualified Stock Option, whenever the exercise price of such Nonqualified Stock Option is paid in whole or in part by means of the form of consideration specified in the immediately preceding sentence, the shares of Common Stock received by the Participant upon the exercise of such Option shall be subject to the same risk of forfeiture and restrictions on transfer as those that applied to the consideration surrendered by the Participant. However, the risk of forfeiture and restrictions on transfer shall apply only to the same number of shares of Common Stock received by the Participant upon exercise as applied to the forfeitable or restricted Common Stock surrendered by the Participant in payment of the exercise price.

As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, Oncologic shall deliver to the Participant, in the Participant’s name, a stock certificate or certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option.

7.6 Termination of Service. Each Award Agreement embodying the Award of an Option shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options granted under the Plan and may reflect distinctions based on the reasons for termination of employment or service. Subject to the last paragraph of this Section 7.6, in the event that a Participant’s Award Agreement embodying the Award of an Option does not set forth such termination provisions, the following termination provisions shall apply with respect to such Award.

(a) Death or Disability. If the employment or service of a Participant shall terminate by reason of death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), outstanding Options held by the Participant may be exercised, to the extent then vested, no more than one year from the date of such termination, unless the Options, by their terms, expire earlier.

(b) Other Termination. If the employment or service of a Participant shall terminate for any reason other than the reasons set forth in paragraph (a) above or (c) below, whether on a voluntary or involuntary basis, outstanding Options held by the Participant may be exercised, to the extent then vested, no more than three months from the date of such termination, unless the Options, by their terms, expire earlier.

(c) Termination for Cause. Notwithstanding paragraphs (a) and (b) above, if the employment or service of a Participant shall be terminated by reason of (i) such Participant’s fraud or dishonesty, (ii) any unauthorized use or disclosure by such Participant of any confidential information or trade secrets of the Company, (iii) any unauthorized disclosure by such Participant of the amount of any Award under this Plan, (iv) the performance by such Participant of other acts detrimental to the Company, or (v) without limiting the foregoing, “cause” as defined in any then-applicable employment or service agreement between the Company and such Participant, then in any such case all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

Notwithstanding anything in this Section 7.6 to the contrary, in no event shall an Award Agreement provide that a Participant has (i) less than six months to exercise an Option in the event of such Participant’s termination of employment or service on account of death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), or (ii) less than 30 days to exercise an Option in the event of the involuntary termination of Participant’s employment or service without cause.

7.7 Maximum Option Grants. Any provision of this Plan to the contrary notwithstanding, from and after such time as Oncologic registers a class of equity securities under Section 12 of the Exchange Act, the maximum number of shares of Common Stock for which Options and SARs may be granted under the Plan to any one Employee during a calendar year is 500,000.

ARTICLE 8. SARs

8.1 General. The Board may from time to time grant SARs in conjunction with all or any portion of any Option (the “Related Option”) either (i) at the time of the initial Option grant (not including any subsequent modification that may be treated as a new grant of an Incentive Stock Option for purposes of Section 424(h) of the Code) or (ii) with respect to Nonqualified Stock Options, at any time after the initial Option grant while the Nonqualified Stock Option is still outstanding. SARs shall not be granted other than in conjunction with an Option granted hereunder.

8.2 Terms and Conditions. SARs granted hereunder shall comply with the following conditions and also with the terms of the Award Agreement governing the Related Option:

(a) The SAR shall expire no later than the expiration of the Related Option.

(b) Upon the exercise of an SAR, the Participant shall be entitled to receive from Oncologic or the appropriate Affiliate in cash an amount equal to the excess of the aggregate Fair Market Value of the shares of Common Stock with respect to which the SAR is then being exercised (determined as of the date of such exercise) over the aggregate purchase price of such shares as provided in the Related Option.

(c) SARs shall be exercisable (i) only at such time or times and only to the extent that the Related Option shall be exercisable, (ii) only when the Fair Market Value of the shares subject to the Related Option exceeds the purchase price of the shares as provided in the Related Option, and (iii) only upon surrender of the Related Option or any portion thereof with respect to the shares for which the SARs are then being exercised.

(d) Upon the exercise of an SAR, the Related Option shall be deemed to have been terminated to the extent of the number of shares of Common Stock with respect to which such SARs are exercised. Upon the exercise or termination of the Related Option, the SARs with respect to such Related Option shall be deemed to have been terminated to the extent of the number of shares of Common Stock with respect to which the Related Option was so exercised or terminated.

8.3 Exercise of SARs. Each exercise of SARs, or a portion thereof, shall be evidenced by a notice in writing to Oncologic.

ARTICLE 9. RESTRICTED STOCK

9.1 General. Awards may be granted to Employees and Consultants in the form of Restricted Stock. Restricted Stock shall be awarded in such numbers and at such times as the Board shall determine.

9.2 Restriction Period. At the time an Award of Restricted Stock is granted, the Board shall establish a period of time (the “Restriction Period”) applicable to such Restricted Stock. Each Award of Restricted Stock may have a different Restriction Period, in the discretion of the Board. The Restriction Period applicable to a particular Award of Restricted Stock shall not be changed except as permitted by Section 6.2, Section 9.3 or Article 12.

9.3 Other Terms and Conditions. Restricted Stock awarded to a Participant under the Plan shall be represented by a stock certificate registered in the name of the Participant or, at the option of Oncologic, in the name of a nominee of Oncologic. Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restriction Period, to vote the Restricted Stock and to enjoy all other stockholder rights with respect thereto, except that (i) the Participant shall not be entitled to possession of the stock certificate representing the Restricted Stock until the Restriction Period shall have expired, (ii) Oncologic shall retain custody of the Restricted Stock during the Restriction Period, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Board pursuant to the Award of the Restricted Stock shall cause a forfeiture of the Restricted Stock. At the time of an Award of Restricted Stock, the Board may, in its sole discretion, prescribe additional terms, conditions, restrictions and/or limitations applicable to the Restricted Stock, including, but not limited to, rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, or otherwise) of a Participant prior to expiration of the Restriction Period.

9.4 Payment for Restricted Stock. A Participant shall not be required to make any payment for Restricted Stock awarded to the Participant, except to the extent otherwise required by the Board or by applicable law. In the event payment is required in order to receive Restricted Stock, then the purchase price per share shall not be less than:

(a) in the case of any Participant who owns stock possessing 10% or less of the total combined voting power or value of all classes of stock of Oncologic or an

Affiliate, 85% of the Fair Market Value per share of Common Stock at the time of the Award or at the time the purchase is consummated; and

(b) in the case of any Participant who owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of Oncologic or an Affiliate, 100% of the Fair Market Value per share of Common Stock either at the time of the Award or at the time the purchase is consummated.

9.5 Miscellaneous. Nothing in this Article 9 shall prohibit the exchange of shares of Restricted Stock issued under the Plan pursuant to a plan of reorganization for stock or securities of Oncologic or another corporation that is a party to the reorganization, but the stock or securities so received for shares of Restricted Stock shall, except as provided in Section 6.2 or Article 12, become subject to the restrictions applicable to the Award of such Restricted Stock. Any shares of stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to the Award of such Restricted Stock.

ARTICLE 10. DIVIDEND EQUIVALENTS

Dividend Equivalents may be granted under the Plan to Employees and Consultants, either as a component of another Award or as a separate Award, subject to such terms, conditions, restrictions and/or limitations as the Board may establish. In general, and subject to such terms, conditions, restrictions and/or limitations as the Board may establish, an Award of Dividend Equivalents shall confer upon the Participant a right to receive, in the event of a cash or stock dividend or other distribution paid or made on the outstanding shares of Common Stock, an amount equal to the dividend or other distribution that would have been received by the Participant had the shares of Common Stock covered by the Award been issued and outstanding on the record date established for such dividend or other distribution. Dividend Equivalents may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional Dividend Equivalents). Any such reinvestment shall be at the Fair Market Value of the Common Stock at the time thereof. Dividend Equivalents may be paid in cash, shares of Common Stock, other Awards or other property, or a combination thereof, in a single payment or in installments, and at such time or times as the Board shall determine. Dividend Equivalents granted as a component of another Award may provide that such Dividend Equivalents shall be paid upon exercise, payment or settlement of or lapse of restrictions on such other Award, and that such Dividend Equivalents shall expire or be forfeited under the same conditions as such other Award. Dividend Equivalents granted as a component of another Award may also contain terms and conditions different from such other Award.

ARTICLE 11. OTHER INCENTIVE AWARDS

Other Incentive Awards may be granted under the Plan to Employees based upon, payable in or otherwise related to, in whole or in part, whole or fractional shares of Common Stock if the

Board, in its sole discretion, determines that such Other Incentive Awards are consistent with the purposes of the Plan. Subject to the terms and provisions of the Plan, Other Incentive Awards may be granted to Employees in such amount, upon such terms and at any time and from time to time as shall be determined by the Board. Each grant of an Other Incentive Award shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award and the terms, conditions, restrictions and/or limitations applicable to such Award. Payment of Other Incentive Awards shall be made at such times and in such form, which may be cash, whole or fractional shares of Common Stock or other property (or a combination thereof), as established by the Board, subject to the terms of the Plan. In the event payment is required in order to receive Common Stock pursuant to an Other Incentive Award, then the purchase price per share shall not be less than:

(a) in the case of any Participant who owns stock possessing 10% or less of the total combined voting power or value of all classes of stock of Oncologic or an Affiliate, 85% of the Fair Market Value per share of Common Stock at the time of the Award or at the time the purchase is consummated; and

(b) in the case of any Participant who owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of Oncologic or an Affiliate, 100% of the Fair Market Value per share of Common Stock either at the time of the Award or at the time the purchase is consummated.

ARTICLE 12. CORPORATE TRANSACTIONS

12.1 Definition of Corporate Transaction. A “Corporate Transaction” shall mean any of the following:

(a) Oncologic shall consummate a reorganization, merger, consolidation or any other transaction, in any case, with respect to which persons who were the shareholders of Oncologic immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own equity interests representing at least fifty-one percent (51%) of the total combined voting power of Oncologic or the resulting reorganized, merged or consolidated entity, as applicable; or

(b) the sale, lease, transfer or other disposition of all or substantially all of the assets of Oncologic (other than to one or more direct or indirect a wholly-owned subsidiaries of Oncologic).

12.2 Effect on Outstanding Awards. In the event of a Corporate Transaction, the Board, acting in its sole discretion without the consent or approval of any Participant, may act to effect one or more of the following alternatives, which may vary among individual Participants and which may vary among Awards held by any individual Participant:

(a) accelerate the vesting of and the time at which Awards then outstanding may be exercised so that such Awards may be exercised in full (irrespective of whether such Awards are fully exercisable prior to the date of such Corporate Transaction) for a limited period of time on or before a specified date fixed by the Board (which date may be before or after the date of such Corporate Transaction), after which specified date all unexercised Awards and all rights of Participants thereunder shall terminate;

(b) require the mandatory surrender to Oncologic by selected Participants of some or all of the outstanding Awards held by such Participants (irrespective of whether such Awards are fully exercisable prior to the date of such Corporate Transaction) as of a date specified by the Board (which date may be before or after the date of such Corporate Transaction), in which event the Board shall thereupon cancel such Awards and Oncologic shall pay to each Participant an amount of cash per share equal to whichever of the following amounts is applicable:

(i) the per share price offered to stockholders of Oncologic in the reorganization, merger, consolidation or other transaction described in Section 12.1(a), less the applicable exercise price, if any, payable by the Participant pursuant to such Award; or

(ii) if such Corporate Transaction occurs pursuant to a type of transaction described in Section 12.1(c), the Fair Market Value per share of Common Stock subject to such Award, as determined by the Board as of the date determined by the Board to be the date of such transaction, less the applicable exercise price, if any, payable by the Participant pursuant to such Award.

In the event that the consideration offered to stockholders of Oncologic in any Corporate Transaction consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(c) make such adjustments to Awards then outstanding so that such Awards thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Participant would have been entitled pursuant to the terms of the Corporate Transaction had the Participant been the holder of record of the number of shares of Common Stock covered by such Award; or

(d) in the event of a Corporate Transaction in which the holders of Oncologic’s Common Stock receive shares of stock in the acquiring entity (“Acquiror Stock”), convert Awards into Awards to acquire (or with respect to) shares of Acquiror Stock (“Substitute Awards”). Each Substitute Award shall be exercisable on substantially the same terms and conditions contained in the applicable Award, and shall cover such number of shares of Acquiror Stock and have such exercise price and other terms as the Board shall, in its discretion, deem appropriate in order to approximate with the Substitute Award an economic equivalent to the applicable Award.

In the event of Corporate Transaction, the Board may, but shall not be required to, take any such action set forth in Sections 12.2(a) through (d) above or shall be permitted to allow any or all outstanding Awards to remain so outstanding in accordance with the terms and conditions of the related Award Agreement.

ARTICLE 13. AMENDMENT AND TERMINATION

The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the stockholders of Oncologic if such amendment or modification (i) increases the maximum number of shares subject to the Plan (except as provided in Section 6.2), (ii) changes the designation or class of persons eligible to receive Awards under the Plan, or (iii) counsel for Oncologic determines that such approval is otherwise required by or necessary to comply with applicable law. The Plan shall terminate upon the earliest to occur of (i) the termination of the Plan by the Board; (ii) the expiration of the ten-year period commencing on the date the Plan is adopted by the Board, or (iii) the expiration of the ten-year period commencing on the date the Plan is approved by the shareholders of Oncologic. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the consent of the Participant holding such Award.

The Board may amend the terms of any outstanding Award granted pursuant to this Plan, but any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the written consent of the Participant. The Board may, with a Participant’s written consent, cancel any outstanding Award or accept any outstanding Award in exchange for a new Award.

ARTICLE 14. MISCELLANEOUS

14.1 Award Agreements. After the Board grants an Award under the Plan to a Participant, Oncologic and the Participant shall enter into an Award Agreement setting forth the terms, conditions, restrictions and/or limitations applicable to the Award and such other matters as the Board may determine to be appropriate. The terms and provisions of the respective Award Agreements need not be identical. All Award Agreements shall be subject to the provisions of the Plan. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

14.2 Additional Conditions. Notwithstanding anything in the Plan to the contrary: (i) Oncologic may, if it shall determine it necessary or desirable for any reason, at the time of grant of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award or such shares of Common Stock, as a condition to the receipt thereof, to deliver to Oncologic a written representation of present intention to acquire the Award or such shares of Common Stock for his or her own account for investment and not for distribution; and (ii) if at any time Oncologic further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Award or shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or market or under any federal or state securities or blue sky laws, or that the consent or approval of any governmental or regulatory body is necessary or desirable as a condition of, or in connection with, the grant of any Award, the issuance of shares of Common Stock pursuant thereto or the removal of any restrictions imposed on such shares, such Award shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to Oncologic.

14.3 Legends on Stock Certificates. Unless the shares of Common Stock issued pursuant to an Award shall have been registered under the 1933 Act, each certificate representing such shares shall have conspicuously stamped, printed or typed on the face or back thereof the following legend:

THE ISSUANCE OF THE COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND SUCH COMMON STOCK MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS FIRST REGISTERED THEREUNDER OR UNLESS ONCOLOGIC, INC. RECEIVES A WRITTEN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE ACCEPTABLE TO ONCOLOGIC, INC., TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

14.4 Nonassignability. No Award granted under the Plan may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. Further, no such Award shall be subject to execution, attachment or similar process. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect. All Awards granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or, in the event of the Participant’s legal incapacity, by his or her guardian or legal representative.

14.5 Withholding Taxes. The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards under the Plan. In accordance with any applicable administrative guidelines it establishes, the Board may allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (i) withholding shares of Common Stock from any payment of Common Stock due as a result of such Award or (ii) permitting the Participant to deliver to the Company previously acquired shares of Common Stock, in each case having a Fair Market Value equal to the amount of such required withholding taxes. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Award unless and until the applicable tax withholding obligations have been satisfied.

14.6 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award granted hereunder, and no payment or other adjustment shall be made in respect of any such fractional share.

14.7 Notices. All notices required or permitted to be given or made under the Plan or any Award Agreement shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service or (iv) sent by telecopy or facsimile transmission, answer back requested, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor or (iii) if sent by telecopy or facsimile transmission, when the answer back is received. Oncologic or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (i) to a Participant at his or her address as set forth in the records of the Company or (ii) to Oncologic at the principal executive offices of Oncologic clearly marked “Attention: LTIP Administration.”

14.8 Binding Effect. The obligations of Oncologic under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of Oncologic. The terms and conditions of the Plan shall be binding upon each Participant and his or her heirs, legatees, distributees and legal representatives.

14.9 Severability. If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

14.10 No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent Oncologic or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify the Plan) that is deemed by Oncologic or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Awards made or to be made under the Plan. No Participant or other person shall have any claim against Oncologic or any Affiliate as a result of such action.

14.11 Governing Law. The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of California, except as superseded by applicable federal law.

14.12 No Right, Title or Interest in Company Assets. No Participant shall have any rights as a stockholder of Oncologic as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

14.13 Risk of Participation. Nothing contained in the Plan shall be construed either as a guarantee by Oncologic or its Affiliates, or their respective stockholders, directors, officers or employees, of the value of any assets of the Plan or as an agreement by Oncologic or its Affiliates, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.

14.14 No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, Oncologic and the Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

14.15 Continued Employment or Service. Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ or service of the Company, or interfere in any way with the rights of the Company to terminate a Participant’s employment or service at any time, with or without cause.

14.16 Financial Reports. Oncologic shall deliver, at least annually, its financial statements to each Participant, unless such Participant is a key employee whose duties in connection with the Company assure such Participant access to equivalent information.

14.17 Miscellaneous. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.

IN WITNESS WHEREOF, this Plan has been executed as of this 9th day of December, 2000.

Oncologic, Inc.

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